UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2005

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file Number)	Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

The following information is disclosed pursuant to Item 2.02 - Results of Operations and Financial Condition:

On August 2, 2005, Rowan Companies, Inc. issued a press release announcing its operating results for the second quarter of 2005. The press release is attached as Exhibit 99.1.

Item 8.01 - Other Events

The following information is disclosed pursuant to Item 8.01 - Other Events:

On August 2, 2005, Rowan Companies, Inc. issued a press release announcing a three-year drilling contract for five rigs in Saudi Arabia. The press release is attached as Exhibit 99.2.

On August 2, 2005, Rowan Companies, Inc. issued a press release announcing the declaration of a special dividend. The press release is attached as Exhibit 99.3.

A schedule summarizing the Offshore Rig Utilization of Rowan Companies, Inc. for the second quarter of 2005 is attached as Exhibit 99.4.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press release of Rowan Companies, Inc. dated August 2, 2005

99.2	Press release of Rowan Companies, Inc. dated August 2, 2005

99.3	Press release of Rowan Companies, Inc. dated August 2, 2005

99.4	Rowan Companies, Inc. Offshore Rig Utilization for the Three Months Ended June 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.

                 By: /s/ W. H. WELLS_________________
W. H. Wells,
Vice President - Finance and Treasurer (Principal Financial Officer)

Dated: August 2, 2005

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

99.1	Press release of Rowan Companies, Inc. dated August 2, 2005

99.2	Press release of Rowan Companies, Inc. dated August 2, 2005

99.3	Press release of Rowan Companies, Inc. dated August 2, 2005

99.4	Rowan Companies, Inc. Offshore Rig Utilization for the Three Months Ended June 30, 2005